UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2018 (October 31, 2018)

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Departure of Certain Officers.

On October 9, 2018, Synchronoss Technologies, Inc. (the “Company”) announced that Robert Garcia was leaving his position as the Company’s Chief Commercial Officer effective October 31, 2018 to pursue other interests.

In connection with his departure, the Board approved a release agreement between the Company and Mr. Garcia (the “Release Agreement”). The Release Agreement, among other things, provides that Mr. Garcia will be paid his regular wages, including any accrued but unused paid time off, through October 31, 2018 (the “Separation Date”). Mr. Garcia’s current health coverage will continue until the Separation Date, and he is eligible to continue his health care coverage beyond the Separation Date through COBRA. In exchange for a broad release in favor of the Company, the Release Agreement provides for the following payments to Mr. Garcia: (i) severance in the amount of $1,014,225.75 (less all applicable withholdings and deductions), (ii) an amount equal to $475,000 (less all applicable withholdings and deductions) in accordance with the Company’s executive retention policy, and (iii) the gross amount of $27,875.28, which is intended to cover the employer portion of any COBRA payments for a period of twenty-four months following the Separation Date. In addition, 39,500 restricted stock units, which were subject to time-based vesting, became vested in accordance with the Company’s executive retention policy.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Release Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Release Agreement, dated as of October 31, 2018, by and between Synchronoss Technologies, Inc. and Robert Garcia.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2018	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ David Clark
		Name:	David Clark
		Title:	Chief Financial Officer

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